                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  June 10, 1996



                             PACIFIC TELESIS GROUP



A Nevada                     Commission File                I.R.S. Employer
Corporation                     No. 1-8609                   No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000




























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Form 8-K                                                 Pacific Telesis Group
June 10, 1996




Item 5.  Other Events
- ---------------------

The California Public Utilities Commission ("CPUC") authorized facilities-based local services competition effective January 1996, and resale competition effective March 1996. In March 1996 the CPUC adopted a decision specifying terms and conditions for resale competition. Pending the completion of cost studies, the decision sets interim wholesale prices for basic residential services at 10 percent below retail prices and sets interim wholesale prices for certain other services at 17 percent below retail prices. Both retail and wholesale prices of basic residential services are below the Company s cost and are subsidized by other services.


Item 7.  Financial Statements and Exhibits
- -------------------------------------------

(c)  Exhibits:

     The exhibits listed below relate to Registration Statement No. 33-63647 on Form S-3 of the registrant and certain co-registrants and is filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number         Description
     -------        -----------

     4-E-3          Form   of  First   Amendment  to   Amended   and  Restated
                    Declaration of Trust.

     4-H-2          Form  of  First  Amendment  to  Supplemental  Indenture to
                    Indenture.

     4-K-2          Form of First Amendment to  Preferred Securities Guarantee
                    Agreement.















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

Form 8-K                                                 Pacific Telesis Group
June 10, 1996





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                   Pacific Telesis Group




June 10, 1996                      By: /s/R. W. Odgers
                                   -------------------------
                                   R. W. Odgers
                                   Executive Vice President, General Counsel
                                   & Secretary




























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




                                 EXHIBIT INDEX

The exhibits listed below relate to Registration Statement No. 33-63647 on Form S-3 of the registrant and certain co-registrants and is filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number      Description
     -------     -----------

     4-E-3 Form of First Amendment to Amended and Restated Declaration of Trust.

     4-H-2       Form  of   First  Amendment  to   Supplemental  Indenture  to
                 Indenture.

     4-K-2       Form  of  First Amendment  to Preferred  Securities Guarantee
                 Agreement.




































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